UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	November 30, 2011

Vishay Precision Group, Inc.
(Exact Name of Issuer as Specified in Charter)

Delaware	1-34679	27-0986328
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)

3 Great Valley Parkway, Suite 150
Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

(484) 321-5300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]       Written communications pursuant to Rule 425 under the Securities Act

[   ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On November 30, 2011, Vishay Advanced Technologies Ltd. (“VAT”), an Israeli company and indirect subsidiary of Vishay Precision Group, Inc. (the “Company”), entered into a Credit Agreement (the “Credit Agreement”) with HSBC Bank Plc (the “Lender”), pursuant to which the Lender has made available to VAT a multi-currency, secured revolving facility in an aggregate principal amount up to $15.0 million (the “Revolving Facility”). The Revolving Facility terminates on November 30, 2014.

Interest payable on the Revolving Facility is based upon LIBOR (“Base Rate”). An interest rate margin of 2.15% per annum is added to the Base Rate to determine the interest payable on loans under the Revolving Facility. VAT paid a one-time fee on the commitment and is required to pay a quarterly fee of 0.35% per annum on the unused portion of the Revolving Facility. VAT may borrow funds in U.S. dollars or Euros.

The obligations under the Revolving Facility are guaranteed by the Company and certain of its Israeli subsidiaries (such subsidiaries, the “Guarantors”). The obligations of VAT, the Company and the Guarantors under the Revolving Facility are secured by substantially all the assets of VAT and the Guarantors. The Credit Agreement restricts VAT and each Guarantor from paying cash dividends (with certain exceptions) and requires VAT to comply with other customary covenants, representations and warranties, including the maintenance of specific financial ratios.

The foregoing description of the Credit Agreement, the Revolving Facility and the guarantees entered into thereunder does not purport to be a complete description of the parties’ rights and obligations under the Credit Agreement and the other documents and transactions contemplated by the Credit Agreement. As such, the foregoing description is qualified in its entirety by the reference to the complete text of the Credit Agreement and the guarantee of VPG, copies of which are attached to this Current Report on Form 8-K (“Form 8-K”) as Exhibits 10.1 and 10.2 respectively, and are incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Credit Agreement, dated November 30, 2011, by and among Vishay Advanced Technologies Ltd. and HSBC Bank Plc.
10.2	Guarantee of Vishay Precision Group, Inc., dated November 30, 2011.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vishay Precision Group, Inc.

Date: December 6, 2011	By: /s/ William M. Clancy
	Name:	William M. Clancy
	Title:	Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Credit Agreement, dated November 30, 2011, by and among Vishay Advanced Technologies Ltd. and HSBC Bank Plc.
10.2	Guarantee of Vishay Precision Group, Inc., dated November 30, 2011.